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                                                        Exhibit (10) xxx


                                FIRST AMENDMENT

                             TO THE LOAN AGREEMENT

                            dated as of July 1, 1995

                                     among

                           KCS Energy Marketing, Inc.
                                  as Borrower

                       KCS Energy, Inc. and Proliq, Inc.
                              each as a Guarantor

                                      and

                       Canadian Imperial Bank of Commerce
                                   as Lender


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                     FIRST AMENDMENT TO THE LOAN AGREEMENT

        THIS FIRST AMENDMENT TO THE LOAN AGREEMENT, dated as of July 1, 1995 (this "Amendment") among KCS Energy Marketing, Inc., a New Jersey corporation (the "Borrower"), KCS Energy, Inc., a Delaware corporation (the "Parent"), Proliq, Inc. a New Jersey corporation ("Proliq" and, together with the Parent, the "Guarantors") and Canadian Imperial Bank of Commerce (the "Lender"), acting through certain offices in the United States of America ("CIBC"), as such terms are defined in the Agreement.

                              W I T N E S S E T H:

        WHEREAS, KCS Energy Marketing, Inc. KCS Energy, Inc., Proliq, Inc. and CIBC have heretofore entered into a certain Loan Agreement, dated as of January 11, 1995, (the "Agreement");

        WHEREAS, KCS Energy Marketing, Inc. KCS Energy, Inc., Proliq, Inc. and CIBC now desire to further amend the Agreement in certain respects as hereinunder provided;

        NOW THEREFORE, the parties hereto agree as follows:

        SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, the terms used herein shall have the meanings assigned to such terms in the Agreement.

        SECTION 2. Amendments to the Agreement. The following amendments are made to the Agreement.

        SECTION 2.1.1 SECTION 1 of the definition of "Loan Commitment" is hereby amended by changing the amount "$25,000,000" therein to "$35,000,000" effective August 20, 1995.

        SECTION 2.1.2 SECTION 1 of the definition of "Reserve" section 4(a)(ii) is hereby amended by changing the percentage "5.375%" therein to "5.25%".

        SECTION 2.1.3 SECTION 1 of the definition of "Standard Concentration Limit" is hereby amended by changing the amount "$600,000" therein to "4% of the outstanding Loan amount".

        SECTION 2.1.4 SECTION 3.1(e)(i)(b) Payment of Interest is hereby amended by changing the percentage "1.375%" therein to "1.25%".

        SECTION 3. Representations and Warranties. KCS Energy Marketing, Inc., KCS Energy, Inc. and Proliq, Inc. hereby repeats and reaffirms as of the effective date of this Amendment the representations and warranties of KCS Energy Marketing, Inc., KCS Energy, Inc. and Proliq, Inc. contained in the Agreement with the same force and effect as though such representations and warranties had been made as of the effective date of this Amendment, provided, that (i) all references in such representations and warranties to the Agreement shall refer to the Agreement as amended by this Amendment, and (ii) the reference in Section 6.10(b) to September 30, 1994 shall be deemed to refer to March 31, 1995.


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SECTION 4. Ratification of and References to the Agreement. KCS Energy
Marketing, Inc, KCS Energy, Inc., Proliq, Inc. and CIBC hereby agree that, except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects. All references in the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

SECTION 5. Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts executed on behalf of KCS Energy Marketing, Inc, KCS Energy, Inc., Proliq, Inc. and CIBC hereof have been received by CIBC.

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 7. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8. Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.





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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              KCS Energy Marketing Inc.,
                              as Borrower


                              By: /s/ Henry A. Jurand
                                  ---------------------------
                                  Name:
                                  Title:

                              KCS Energy, Inc.,
                              as Guarantor


                              By: /s/ Henry A. Jurand
                                  ---------------------------
                                  Name:
                                  Title:

                              Proliq, Inc.,
                              as Guarantor


                              By: /s/ Henry A. Jurand
                                  ---------------------------
                                  Name:
                                  Title:

                              Canadian Imperial Bank of Commerce
                              as Lender


                              By: /s/ Barbara Duberstein
                                  ---------------------------
                                  Name:  Barbara Duberstein
                                  Title: Authorized Signatory


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